April 23, 2013 Exhibit 99.2 FY13 Q3 Conference Call

Statements in this release that are not historical are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated.  Words such as
“expect,” “anticipate,” “outlook,” “forecast,” “could,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,”
“estimate,” “should,” “may,” “assume,” “potential,” variations of such words and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements are based on currently available information and include, among others, the discussion under “Outlook.”  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Respective risks, uncertainties, and assumptions that could affect the outcome or results of operations are described in Part 1, Item 1A of our Annual Report on
Form 10-K for the year ended June 30, 2012, and the Form 10-Q for the quarters ended September 30,
2012 and December 31, 2012 which is incorporated by reference and in other reports that Molex files or furnishes with the Securities and Exchange Commission.
We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to management at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecasted by our forward-looking statements. Reference is made in particular to forward-looking statements regarding growth strategies, industry trends, global economic conditions, success of customers, cost of raw materials, value of inventory, foreign currency exchange rates, labor costs, protection of intellectual property, cost reduction initiatives, acquisition synergies, manufacturing strategies, product development introduction and sales, regulatory changes, competitive strengths, income tax fluctuations, natural disasters, unauthorized access to data, government investigations and outcomes of legal proceedings.
Except as required under the federal securities laws, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.
Forward-Looking Statement

In Molex Incorporated’s (“Molex” or the “Company”) conference call on April 23,
2013 regarding the Company’s financial results for the third fiscal quarter ended March 31, 2013 and the following slides, Molex may refer to non-GAAP financial measures to describe earnings for such periods excluding the items referenced in the relevant slides used during this conference call.  This is in addition to disclosing the most directly comparable measure for such periods determined in accordance with generally accepted accounting principles, or
GAAP.  Molex believes that these non-GAAP financial measures provide useful information to investors because they provide information about the estimated financial performance of Molex’s ongoing business and provide for greater transparency of supplemental information used by management in its financial and operational decision-making.  These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.  Non-
GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with
GAAP.
Investors are encouraged to review the relevant slides reconciling the non-
GAAP financial measures intended to be used in the conference call to the most comparable GAAP measure.
Non-GAAP Financial Measures

FY13 Q3 Summary

Settled litigation with Mizuho Bank
Weaker than expected revenue from
mobile phones / tablets
Strong execution despite poor
operating environment
Solid balance sheet, liquidity and
cash flow potential supports
dividend increase

Page 4 Page 4 Revenue / Order Trend Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 $910 $815 $873 $901 $944 $920 $909 Revenue Orders $936 $858 $837 $859 $917 $968 $853 Q3 Book-to-Bill 1.07 to 1

REVENUE ORDERS
Sequential
Change
YOY
Change
%
Total
Sequential
Change
YOY
Change
%
Total
Automotive 10% 13% 20% 13% 14% 19%
Infotech (6)% (10)% 17% 2% (7)% 17%
Telecom (7)% (9)% 13% 3% (17)% 12%
Mobile Devices (37)% 35% 19% (19)% 56% 21%
Consumer
Elect.
(17)% (19)% 13% (6)% (18)% 13%
Industrial 6% (5)% 13% 18% 1% 14%
Medical /
Military
2% 35% 5% (8)% 20% 4%
TOTAL (12)% 2% 100% (1)% 4% 100%

Change in Revenue / Orders
By Industry – March Quarter

Quarter Ended
Mar 2013 Dec 2012 Mar 2012
Net revenue $852.9 $967.7 $837.1
Gross margin 29.1% 29.9% 30.5%
SG&A $167.4 $181.0 $163.9
Unauthorized activities in Japan $21.2 $1.6 $2.5
Income from operations $59.9 $106.5 $88.8
Interest (expense) net $(1.6) $(1.1) $(1.2)
Other (expense) income $0.3 $(3.2) $1.6
Effective tax rate 23.6% 31.1% 27.2%
Net income $44.8 $70.4 $64.9
Earnings per diluted share $0.25 $0.39 $0.36
(US$ in millions, except per-share data)

Financial Summary

Quarter Ended
Mar 2013 Dec 2012 Mar 2012
Cash and marketable securities $712.9 $716.8 $622.5
Total debt* $399.8 $341.9 $252.2
Net cash $313.1 $374.9 $370.3
Receivable days outstanding 70 Days 67 days 72 Days
Inventory days outstanding 89 Days 83 days 93 Days
Return on net assets** 18.6% 19.1% 20.1%
Research and development $46.2 $47.9 $45.7
(US$ in millions)
*Total debt equals long-term debt plus current portion of long-term debt and short-term loans, less current portion of capital leases

**See GAAP to non-GAAP reconciliation
Balance Sheet and Operating Metrics

Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
$141.0 $138.9 $143.3 $167.4 $87.2 $(20.1)
$(52.3) $(54.4) $(77.7) $(69.4) $(78.6) $(55.9)
- - - - - $182.8
Free Cash Flow (non-GAAP measure) $88.7 $84.5 $65.6 $98.0 $8.6 $106.8
US $ in millions
*See unauthorized activities in Japan section
of our press release dated April 23, 2013
Free Cash Flow Trend
0
20
40
60
80
100
120
Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13
Free Cash Flow Net Income
Cash Flow From Operations
Less:  Capital Expenditures
Add:  Japan Litigation Settlement*

June Fiscal Quarter Revenue $870 to $910 million EPS $0.33 to $0.37 Assumes – 30% to 32% effective tax rate – Constant foreign exchange rates and commodity prices Page 9 Page 9 Outlook Outlook

Quarter Ended
Mar
2013
Dec
2012
Sep
2012
Jun
2012
Mar
2012
Income from
operations
$59,938 $106,515 $102,735 $92,948 $88,802
Unauthorized
activities in Japan
21,210 1,627 2,561 3,093 2,521
Non-GAAP income
from operations
$81,148 $108,142 $105,296 $96,041 $91,323
(US$ in thousands)
Non-GAAP income from operations is a non-GAAP financial measure.  We refer to non-GAAP income from operations to describe income from operations excluding the items referenced above.  We believe that non-
GAAP income from operations provides useful information to investors because it provides information about the estimated financial performance of Molex’s ongoing business.  Non-GAAP income from operations is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance.  Non-GAAP income from operations may be different from similar measures used by other companies.
Operating income excluding restructuring and special charges
Fixed assets + Inventory + A/R – A/P
RONA =
Non-GAAP Measure

(US$ in millions)
Revenue Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13
Automotive $143.2 $143.9 $135.3 $151.0 $150.0 $150.9 $155.5 $171.3
Infotech 168.4 163.1 159.9 156.5 162.0 154.9 150.8 141.5
Telecom 138.9 129.5 134.2 119.6 127.7 132.0 116.7 108.4
Mobile Devices 144.8 168.9 138.1 122.2 117.4 182.5 262.4 165.3
Consumer Elect. 155.3 177.8 154.6 140.6 149.6 149.9 137.2 114.1
Industrial 134.6 126.1 109.5 117.0 121.0 116.1 105.0 111.6
Medical/Military 28.5 26.7 26.0 30.2 30.8 30.6 40.1 40.7
Total $913.7 $936.0 $857.6 $837.1 $858.5 $916.9 $967.7 $852.9
Orders Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13
Automotive $134.9 $148.5 $133.1 $153.9 $149.1 $151.6 $155.8 $176.1
Infotech 172.2 155.7 151.9 163.5 158.4 149.9 149.3 151.7
Telecom 137.2 121.0 120.6 134.3 122.3 129.1 108.6 111.4
Mobile Devices 145.0 169.3 127.3 120.5 170.9 221.6 231.0 187.4
Consumer Elect. 155.4 175.5 146.8 146.1 149.9 150.6 127.4 119.9
Industrial 133.7 114.4 109.5 121.1 119.7 109.9 104.4 122.8
Medical/Military 27.6 25.6 26.1 33.2 30.7 31.2 43.2 39.9
Total $906.0 $910.0 $815.3 $872.6 $901.0 $943.9 $919.7 $909.2
End Market Trend